EXHIBIT 99.1

                            INDEMNIFICATION AGREEMENT


         This Agreement, made and entered into as of this 31st day of March, 2005 ("AGREEMENT"), by and between Tommy Hilfiger Corporation, a British Virgin Islands corporation ("COMPANY"), and _______________________ ("INDEMNITEE").


         WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

         WHEREAS, the Board of Directors of the Company has determined that attracting and retaining such persons is in the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:


                             ARTICLE I - DEFINITIONS

         For purposes of this Agreement the following terms shall have the meaning given here:

         1.01 "BOARD" shall mean the Board of Directors of the Company.

         1.02 "CHANGE OF CONTROL" shall mean:

              (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of beneficial ownership (within the meaning of Rule 13d-3


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promulgated under the Exchange Act) of 35% or more of either (A) the then-outstanding ordinary shares of the Company (the "OUTSTANDING COMPANY ORDINARY SHARES") or (B) the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (the "OUTSTANDING VOTING SECURITIES") of the Company (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided that, for purposes of this definition, the following acquisitions shall not constitute a Change of Control: (I) any acquisition directly from the Company; (II) any acquisition by the Company; and (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates;

              (ii) Individuals who, as of the date of this Agreement, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

              (iii) Consummation of a merger or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (each, a "BUSINESS COMBINATION"), in each case unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Ordinary Shares immediately prior to such Business Combination beneficially own, directly or indirectly, either (A) more than 50% of the Outstanding Company Voting Securities immediately following the consummation of the Business Combination or
(B) in the event the Business Combination results in another corporation ("NEW PARENT CORPORATION") owning the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries, more than 50% of the Outstanding Voting Securities of the New Parent Corporation; or

              (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         1.03 "CORPORATE STATUS" describes the status of a person who is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of, or in any other capacity for, any other Enterprise. For purposes of this Agreement, it is understood that service at the Company's request as a fiduciary, administrator or member of an administrative committee of an employee benefit plan shall be deemed to constitute Corporate Status for such individual.


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         1.04 "DISINTERESTED DIRECTOR" shall mean a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         1.05 "ENTERPRISE" shall mean any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company in a Corporate Status.

         1.06 "EXCLUDED CLAIM" shall mean any claim:

                  (i) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Exchange Act or similar provisions of any federal or state law; or
                  (ii) resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct; or
                  (iii) for which the payment of Losses or Expenses under this Agreement is not permitted by applicable law.

         1.07 "EXPENSES" shall mean all reasonable attorneys' fees and all other costs and expenses incurred in connection with defending, preparing to defend, investigating, or being or preparing to be a witness in, or otherwise participating in, a Proceeding or in connection with seeking indemnification or enforcing Indemnitee's rights under this Agreement, but shall not include any fines or penalties.

         1.08 "GOOD FAITH" shall mean Indemnitee having acted honestly and in good faith with a view to the best interests of the Company and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

         1.09 "INDEPENDENT COUNSEL" shall mean a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         1.10 "LOSSES" shall mean all losses, liabilities, judgments, damages, amounts paid in settlement, or, with respect to an employee benefit plan, excise taxes or penalties assessed with respect thereto, including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing, but shall not include any fines and penalties.


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         1.11 "PROCEEDING" shall mean any threatened, pending or completed action, suit, claim, demand, arbitration, investigation, inquiry or proceeding, including any and all appeals, whether civil, criminal, administrative, investigative or other nature, in which Indemnitee was, is or will be involved as a party or otherwise by reason of or relating to Indemnitee's Corporate Status, other than one initiated by Indemnitee. For purposes of this Agreement, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks pursuant to Article VI of this Agreement to enforce Indemnitee's rights under this Agreement.


           ARTICLE II - SERVICES BY INDEMNITEE, NOTICE OF PROCEEDINGS

         2.01 SERVICES. Indemnitee agrees to serve as a director or officer of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law).

         2.02 NOTICE OF PROCEEDING; COOPERATION. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment or information relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder; PROVIDED, HOWEVER, that a delay in giving such notice shall not deprive Indemnitee of any right to be indemnified or to receive an advancement of Expenses under this Agreement unless, and then only to the extent that, the Company did not otherwise learn of the claim and such delay is materially prejudicial to the Company's ability to defend such claim; and, PROVIDED, FURTHER that notice shall be deemed to have been given without any action on the part of Indemnitee in the event that the Company is a party to the same Proceeding. Indemnitee agrees to cooperate fully with the Company in responding to any Proceeding, providing all required information and documents, and being available for testimony in each case as reasonably requested by the Company. The failure to notify or cooperate with the Company will not relieve the Company from any liability for indemnification or advancement of Expenses which it may have to Indemnitee otherwise than under this Agreement.


                          ARTICLE III - INDEMNIFICATION

         3.01 IN GENERAL. The Company shall indemnify Indemnitee to the fullest extent permitted by applicable law, if, by reason of Indemnitee's Corporate Status, Indemnitee was or is, or was or is threatened to be made, a party to or a participant (as a witness or otherwise) in any Proceeding against Expenses and Losses actually and reasonably paid or incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in Good Faith. Indemnitee shall be entitled to rely in good faith on the records or books of account of the Company or other Enterprise, or on information supplied to Indemnitee by the officers of


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the Company or other Enterprise in the course of their duties, or on the advice of legal counsel for the Company or other Enterprise or on information or records given or reports made to the Company or other Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or other Enterprise as to matters which the Indemnitee reasonably believes are within such other person's professional or expert competence.

         3.02 EXCLUDED CLAIMS. Notwithstanding anything to the contrary in
Section 3.01, the Company shall have no obligation to indemnify Indemnitee for any Loss or Expense which has been determined, by final adjudication by a court of competent jurisdiction, to constitute an Excluded Claim.

         3.03 PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses and Expenses arising from or relating to a Proceeding but not, however, for all of the total amount thereof, the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.


                   ARTICLE IV - PAYMENT IN ADVANCE OF EXPENSES

         The Company shall pay in advance of the final disposition of a Proceeding all reasonable Expenses which, by reason of Indemnitee's Corporate Status, were incurred by or on behalf of Indemnitee in connection with any Proceeding, within thirty days after the receipt by the Company of a statement or statements from Indemnitee requesting such payment, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Payments in advance of the final determination shall include reasonable Expenses paid or incurred pursuing a Proceeding to enforce the right of payment hereunder, pursuant to the indemnification provisions of the Company's Articles of Association or under the Company's director and officer liability insurance policies.


             ARTICLE V - PROCEDURES FOR DETERMINATION OF ENTITLEMENT

         5.01 INITIAL REQUEST. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, and shall submit such other documentation and information reasonably requested by the Company as is reasonably available to Indemnitee.


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         5.02 METHOD OF DETERMINATION. A determination (if required by applicable law or requested by the Board) with respect to Indemnitee's entitlement to indemnification shall be made as follows:

              (a) if a Change of Control has occurred, unless Indemnitee shall request in writing that such determination be made in accordance with clause (b) of this Section 5.02, the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; or

              (b) if a Change of Control has not occurred, the determination shall be made by the Board by a majority vote of a quorum consisting of Disinterested Directors. In the event that a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, the determination shall be made by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.

For the sake of clarity, no determination of entitlement shall be required to the extent that Indemnitee is successful, on the merits or otherwise (including by dismissal with or without prejudice), in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part.

         5.03 SELECTION AND PAYMENT OF INDEPENDENT COUNSEL. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5.02 of this Agreement, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. The Company shall pay the fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to this Agreement.

         5.04 COOPERATION. Indemnitee shall reasonably cooperate with the person or entity making the determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such person or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee.

         5.05 BURDEN OF PROOF. In making an initial determination with respect to entitlement to indemnification hereunder, the person or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 5.01 of this Agreement, and the Company shall have the burden of proof on the balance of probabilities to overcome that presumption.


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         5.06 EFFECT OF OTHER PROCEEDINGS. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith.

         5.07 PAYMENT. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within thirty (30) days after such determination.


                       ARTICLE VI - REMEDIES OF INDEMNITEE

         6.01 ADJUDICATION. If there has been no determiniation pursuant to
Article V of entitlement to indemnification within sixty days after receipt by the Company of the request for indemnification, or an adverse determination is made, Indemnitee shall be entitled to an adjudication in an appropriate court of the British Virgin Islands, or in any other court of competent jurisdiction, of Indemnitee's entitlement to such indemnification.

         6.02 BURDEN OF PROOF. In the event that a determination shall have been made pursuant to Article V of this Agreement that Indemnitee is not entitled to indemnification, the Indemnitee shall have the burden of proving in any judicial proceeding commenced pursuant to this Article VI that indemnification is required under this Agreement.

         6.03 COMPANY BOUND. If a determination shall have been made pursuant to
Article V of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding absent
(i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.


            ARTICLE VII - NON-EXCLUSIVITY, INSURANCE AND SUBROGATION

         7.01 NON-EXCLUSIVITY. The rights of indemnification and to receive payment in advance of Expenses as provided by this Agreement shall not be deemed to be exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Articles of Association, any agreement, a vote of stockholders or a resolution of directors, director and officer liability insurance policies or otherwise. To the extent Indemnitee otherwise would have any greater right to indemnification or payment in advance of expenses under any other provisions under applicable law, the Company's Articles of Association, any agreement, a vote of stockholders, a resolution of directors, director and officer liability insurance policies or otherwise, Indemnitee will be deemed to have such greater right hereunder.


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         7.02 INSURANCE. The Company shall use its best efforts to continue to maintain directors' and officers' liability insurance policies for the benefit of Indemnitee having at least the same liability coverage amounts as the Company's current directors' and officers' liability insurance policies; PROVIDED, that the Company shall not be obligated to pay premiums for such insurance that are, in the good faith determination of the Board of Directors of the Company, unreasonable for the Company to undertake, and under such circumstances shall use its best efforts to obtain the greatest coverage available for a cost that is not unreasonable. Schedule 7.02 sets forth the coverage and annual premium for the Company's current directors' and officers' liability insurance policies. The Company shall give written notice to Indemnitee in the event that its directors' and officers' liability coverage lapses or the coverage amount is reduced below the current level. To the extent that the Company or any parent company or subsidiary thereof maintains an insurance policy or policies providing liability insurance for directors or officers of the Company or of any other Enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director or officer under such policy or policies. If, at the time of the receipt by the Company of a notice from any source of a Proceeding as to which Indemnitee is a party or participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies, and the Company shall provide Indemnitee with a copy of such notice. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

         7.03 SUBROGATION. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         7.04 NO DUPLICATIVE PAYMENT. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, agreement or otherwise.


                        ARTICLE VIII - GENERAL PROVISIONS

         8.01 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Company and the heirs, executors and administrators of Indemnitee. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director,


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officer or representative of the Company or any other Enterprise at the
Company's request.

         8.02 SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

         8.03 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

         8.04 HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         8.05 MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         8.06 NOTICES. All notices, requests, demands, service of process and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

         If to Indemnitee to:

                  As shown with Indemnitee's Signature below.

         If to the Company to:

                  c/o Tommy Hilfiger U.S.A., Inc.
                  25 West 39th Street
                  New York, New York  10018
                  Attention:  Office of the General Counsel

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.


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         8.07 GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the British Virgin Islands without application of the conflict of laws principles thereof. For purposes of this Agreement, the Company submits to the non-exclusive jurisdiction of the state and federal courts in the Borough of Manhattan, City of New York.

         8.08 SETTLEMENT. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent. The Company shall not settle any Proceeding which would impose any fine or penalty or non-monetary relief on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

         8.09 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon.

         8.10 EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee, fiduciary or other agent of the Company, or was serving at the request of the Company as a director, officer, employee, trustee, partner, manager, member, fiduciary or agent of another Enterprise, at the time such act or omission occurred.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

TOMMY HILFIGER CORPORATION


By ______________________________________________
Name:  James Gallagher
Title: Executive Vice President - General Counsel



INDEMNITEE ______________________________________
           Name:
           Address:


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